                                                                       Exhibit 2


                    AIRPLANES GROUP PERFORMANCE ASSUMPTIONS

     We have determined the expected final payment date, weighted average life and yield of the notes and certificates based on the assumptions regarding Airplanes Group's future performance as described below. We refer to the scenario in which all of these assumptions prove to be correct as our "BASE CASE" in this report. We have set out in the tables that follow the possible revenue scenarios that we developed by fixing some of the assumptions and varying other assumptions and factors that affect Airplanes Group's revenues, costs and expenses. The assumptions do not represent a complete list of the factors that may affect the revenues, costs and expenses of Airplanes Group, but rather indicate those factors that could significantly affect Airplanes Group's performance in future years. In addition, the range of possible outcomes with respect to each assumption and the combinations of assumptions do not indicate a comprehensive set of possible results for Airplanes Group. More severe stresses than we have included in the tables may lead to payments of principal on the notes, and hence also on the certificates, being delayed or decreased or, in some cases, to an event of default.

     Accordingly, you should understand that the following tables are only an illustration of some, but not all, of the payment sensitivities of the notes and certificates to some, but not all, market and economic stresses, and are not intended to be projections, estimates, forecasts or forward-looking statements. It is highly likely that actual experience will vary from the assumptions and the possible revenue scenarios reflected in the tables. The principal factors that could cause Airplanes Group's actual revenues to differ materially from such scenarios the stresses we describe below and various risks including the risks that we may not be entitled to the benefits of the U.S.-Irish tax treaty or that we lose a part of our net operating loss carryforwards.

     We have not updated or revised the information presented to reflect changes occurring after February 9, 2001 and we do not intend to do so. As of the date of this report, however, we are not aware of events or circumstances since February 9, 2001 that would cause the assumptions to be unreasonable.

SUMMARY OF THE BASE CASE

     In this table, Base Case items are shown as a percentage of lease rentals on the basis of the 193 aircraft in our portfolio as of January 31, 2001.

                                                              BASE CASE    RELATED ASSUMPTION
                                                              ---------    ------------------
                                                                              (SEE BELOW)
                                                                           ------------------
Lease rentals...............................................     100.0%            (1)
Net stress-related costs....................................      (6.0)            (2)
                                                               -------
Net lease rentals...........................................      94.0
Interest earned.............................................       2.0             (3)
Net maintenance.............................................       0.0             (4)
                                                               -------
Total cash collections......................................      96.0
Aircraft operating expenses.................................      (5.0)            (5)
SG&A(1).....................................................      (8.0)            (6)
                                                               -------
Total cash expenses.........................................     (13.0)
                                                               -------
Net cash collections........................................      83.0%
                                                               =======

---------------

(1) Stated as a percentage of Assumed First Year's Net Revenue.

     Net cash collections represent the amount available to pay interest and principal on the notes and certificates.

     You should refer to Exhibit 3 to this report for the month-by-month roll-out of our assumed lease rentals from the first payment date after March 15, 2001 through the final maturity date under the Base Case.

PRIMARY REVENUE ASSUMPTIONS

     We make the following assumptions about each of our main revenue line items:

     LEASE RENTALS

     "LEASE RENTALS" represents all rental payments received under the leases and the net proceeds of any aircraft sales.

     We assume that:                                                         (1)

     - we re-lease aircraft coming off lease at a monthly rental rate that is a function of the age of the aircraft and the contracted monthly rental rate as of February 9, 2001 or, for the aircraft that are available for lease on February 9, 2001, the contracted monthly rental rate of an aircraft in our portfolio of comparable type on that date, with lease rates being assumed to decline according to the following schedule:

                        YEAR IN AIRCRAFT'S     PERCENTAGE DECLINE
                       EXPECTED USEFUL LIFE        PER ANNUM
                       --------------------    ------------------
                               1-5                     2%
                               6-15                    1%
                              16-20                    3%
                              21-25                    5%

     - we sell each aircraft only at the end of its expected useful life for a price that is equal to 12% of the aircraft's assumed value when new, except for the three B737-200A aircraft which are subject to existing finance leases where their value is assumed to be the final payment under the finance leases, which is $1 million for each of the aircraft.

     NET STRESS-RELATED COSTS

     "NET STRESS-RELATED COSTS" represents the net total of lost revenue due to the combination of the following five inter-related items:

       -- lost rental revenue due to aircraft downtime following the termination or expiration of a lease;

       -- bad debts realized and/or provided for; and

       -- aircraft repossession costs;

       offset by

       -- security deposits drawn after an event of default; and

       -- other leasing income, which includes lease termination payments and default interest.

     - We assume that net stress-related costs are 6% per annum of lease
       rentals.                                                              (2)

     INTEREST EARNED

     "INTEREST EARNED" represents interest earned by funds on deposit in the collection account and any other cash balances, including the cash portion of the liquidity reserve amount, rental payments received and accrued maintenance expenses.

     - We assume that the interest rate at which the cash balances described
       above earn interest is one month LIBOR.                               (3)

     NET MAINTENANCE

     "NET MAINTENANCE" represents maintenance payments received from lessees under the terms of the applicable leases, less maintenance costs that we make or expect to incur under the leases and any modification payments that we make.

     - We assume that net maintenance is zero overall, although there are likely to be variations from period to period due to the unpredictable
        timing of payments.                                                  (4)

OTHER REVENUE-RELATED ASSUMPTIONS

     In addition to the revenue assumptions above, we make the following revenue-related assumptions:

     -  We assume that future lease terms are five years.

     - We assume that we grant no purchase options to lessees and that no existing purchase options are exercised except for the three B737-200A aircraft which are subject to existing finance leases.

     - We assume that we grant no new lease termination or extension options to lessees and that existing termination or extension options are exercised only when to do so would result in a rental rate at the time that is lower than the rental rate that we would otherwise assume under assumption (1) above.

     - We assume that each aircraft has an expected useful life that corresponds to its aircraft type as set forth in the table below or, if longer, the number of years from the date of manufacture or conversion to freighter service of the aircraft to the date of termination of the current lease of the aircraft:

                                                                                     EXPECTED
                                                             AIRCRAFT TYPE          USEFUL LIFE
                                                             -------------          -----------
                                                                                      (YEARS)
       Passenger Jet Aircraft..............................  A300                          25
                                                             A320-200                      25
                                                             B727-200A                   22.5
                                                             B737-200A                     25
                                                             B737-300/400/500              25
                                                             B757-200                      25
                                                             B767-200ER/300ER              25
                                                             DC9-32/51                22.5-25
                                                             F-100                         25
                                                             MD-11                         25
                                                             MD-82/3/7                     25
       Freighter Jet Aircraft(1)...........................  B747-200SF                    20
                                                             DC8-71F/73CF                  20
       Turboprops..........................................  ATR42-300                   22.5
                                                             DHC8-100/300/300C           22.5
                                                             METRO-III                   22.5

---------------

       (1) Expected Useful Life in years from the date of conversion to freighter service.

     - We assume that aircraft values decline over time in accordance with the depreciation curve described under "Description of Securities -- The Notes and Guarantees -- Principal Amortization of Floating Rate Notes."

EXPENSE-RELATED ASSUMPTIONS

     We make the following assumptions about each of our main expenses:

     AIRCRAFT OPERATING EXPENSES

     "AIRCRAFT OPERATING EXPENSES" represent certain operating costs incurred in the ordinary course of the operating lease business, including insurance expenses and leasing transaction expenses.

     -  We assume that aircraft operating expenses are 5.0% per annum of lease
        rentals.                                                             (5)

     SG&A

     "SG&A EXPENSES" represents the sum of the following expense items:

     -- fees paid to GECAS as servicer of the aircraft, a portion of which will decrease with the number of aircraft remaining in the portfolio;

     -- fees paid to the administrative agent, an element of which (currently $2 million) will begin to decrease proportionately according to the number of aircraft remaining in our portfolio, after our portfolio has been reduced to 153 aircraft;

     -- fees paid to the cash manager;

     -- legal fees, underwriting fees, printing and other expenses of the issuance and sale of any refinancing certificates and any certificates issued in the exchange offer for the subclass A-9 certificates, as described under "Description of Securities -- Registration Requirements;" and

     -- other selling, general and administrative expenses and other expenses.

     - Assumed SG&A expenses is approximately 8.0% per annum of lease rentals for the twelve months ending March 15, 2002, declining over time
        thereafter as mentioned above.                                       (6)

FINANCING-RELATED ASSUMPTIONS

     We make the following financing-related assumptions:

     -  We assume that one month LIBOR remains constant at 5.20% per annum.

     - We assume that Airplanes Group makes and receives swap payments in accordance with the contracted terms of the swaps that we have in place on March 15, 2001.

     - We assume that we issue subclass A-9 certificates that rank equally in right of payment with the outstanding class A certificates and senior to the other classes of certificates outstanding, in each case in amounts and with interest rates as set forth in the following table, and that we make payments in accordance with the order of priorities.

                                                       ASSUMED
                                                     OUTSTANDING
                                                      PRINCIPAL
                                                     AMOUNT AS OF       ANNUAL INTEREST RATE
       CLASS OR SUBCLASS OF CERTIFICATES            MARCH 15, 2001       (PAYABLE MONTHLY)
       ---------------------------------            --------------    ------------------------
                                                     ($ MILLIONS)
       A-6........................................     $  445.4                 LIBOR + 0.340%
       A-8........................................        700.0                 LIBOR + 0.375%
       A-9........................................        750.0                 LIBOR + 0.550%
       B..........................................        278.3                 LIBOR + 0.750%
       C..........................................        349.8                         8.150%
       D..........................................        395.1                        10.875%
                                                       --------
                                                       $2,918.6
                                                       ========

     - We assume that we will issue and sell refinancing certificates on the expected final payment date of the subclass A-8 certificates as established at the time of their initial issuance and on each subsequent expected final payment date of any refinancing certificates that are soft bullet certificates, as established at the time of their initial issuance, in each case on the same terms with respect to payment priority, redemption and interest rate as the certificates being refinanced and with maturities and amortization schedules paid with the application of the Minimum and Supplemental Principal Payment Amounts.

     PRINCIPAL REPAYMENTS UNDER THE BASE CASE

     The following table shows, for each payment date presented, the percentage of the initial outstanding principal balance of the subclasses and classes, certificates expected to be outstanding on the payment date based on the assumptions. It is highly unlikely that the assumptions will correspond to actual experience. Therefore, principal payments on the certificates may occur earlier or later than set forth in the table. Airplanes

Group may fail to pay principal of any class or subclass of its certificates on or prior to the expected final payment date of that class or subclass because it does not have the funds to make the payment according to the priority of payments. Such a failure will not, by itself, be an event of default.


           PERCENTAGE OF INITIAL OUTSTANDING PRINCIPAL BALANCE OF THE
                      CERTIFICATES BASED ON THE BASE CASE


                                                                     Aggregate
                                                                      Class A
Payment Date                 Subclass     Subclass      Subclass     including        Class         Class         Class
Occurring in                   A-6          A-8           A-9       Refinancings        B             C             D
-------------               ---------    ---------    ----------   -------------     --------      --------     --------
March 2001 ...............    52.40%       100.00%       100.00%         82.41%       82.58%        93.29%       98.77%
March 2002 ...............    31.29%       100.00%       100.00%         74.61%       77.41%        93.29%       98.77%
March 2003 ...............    13.76%         0.00%       100.00%         68.13%       71.82%        93.29%       98.77%
March 2004 ...............     0.00%         0.00%        95.49%         61.57%       65.78%        93.29%       98.77%
March 2005 ...............     0.00%         0.00%        73.27%         54.33%       59.35%        93.29%       98.77%
March 2006 ...............     0.00%         0.00%        48.89%         46.38%       52.88%        92.99%       98.77%
March 2007 ...............     0.00%         0.00%        29.14%         39.94%       46.52%        90.32%       98.77%
March 2008 ...............     0.00%         0.00%        10.51%         33.86%       40.34%        83.41%       98.77%
March 2009 ...............     0.00%         0.00%         0.00%         28.13%       34.27%        75.59%       98.77%
March 2010 ...............     0.00%         0.00%         0.00%         22.59%       28.26%        66.22%       98.77%
March 2011 ...............     0.00%         0.00%         0.00%         17.29%       22.31%        53.41%       98.77%
March 2012 ...............     0.00%         0.00%         0.00%         12.44%       16.69%        33.34%       98.77%
March 2013 ...............     0.00%         0.00%         0.00%          8.16%       11.53%        16.08%       98.77%
March 2014 ...............     0.00%         0.00%         0.00%          4.70%        7.14%         0.00%       95.61%
March 2015 ...............     0.00%         0.00%         0.00%          2.11%        3.63%         0.00%       77.29%
March 2016 ...............     0.00%         0.00%         0.00%          0.54%        1.21%         0.00%       45.93%
March 2017 ...............     0.00%         0.00%         0.00%          0.00%        0.00%         0.00%        0.00%

Weighted Average Life.....       1.3           2.0           5.1            6.3          7.1          10.0         14.8

---------------

The "WEIGHTED AVERAGE LIFE" of a certificate equals P/I, where:

     P =  the sum of the following amounts calculated for each payment date: A X
        Y,

        where:

        A = the principal amount that is assumed to be paid on that payment date, and

        Y = the number of years from the date that class or subclass of certificates was issued to the relevant payment date, and

     I =   the initial principal balance of the relevant class or subclass of certificate.

     In each of the following tables, "EXPECTED MATURITY" means the period, expressed in years, from March 15, 2001 through the expected final payment date.

     EFFECT OF INABILITY TO REFINANCE SUBCLASS A-8 CERTIFICATES

     The table below is based on the assumptions we described above, except that we have assumed that no refinancing certificates are issued. If no refinancings occur, the expected maturities (Exp) and weighted average lives (Avg) of the certificates would be as set forth below.

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES

                                                                     EXPECTED MATURITY/
                                                                   WEIGHTED AVERAGE LIFE
                                                            ------------------------------------
                                                              BASE CASE         NO REFINANCINGS
                                                            --------------      ----------------
                                                            EXP       AVG       EXP        AVG
                                                           -----     -----     -----      -----
Subclass A-6 Certificates.............................       2.8       1.3       2.8        1.3
Subclass A-8 Certificates.............................       2.0       2.0       7.3        4.9
Subclass A-9 Certificates.............................       7.7       5.1      15.9       10.5
Class B Certificates..................................      15.9       7.1      15.9        7.1
Class C Certificates..................................      12.8      10.0      12.8       10.0
Class D Certificates..................................      15.9      14.8      15.9       14.8

     MINIMUM REVENUE PERCENTAGE REQUIRED TO RETIRE CERTIFICATES

     The table below shows the minimum percentage of lease rentals that will be necessary to repay all interest and principal on the certificates, including the subclass A-9 certificates, by the final maturity date. If Airplanes Group received actual revenues below the percentages of lease rentals indicated below and all of the other assumptions prove to be correct, Airplanes Group would be unable to make the required payments on the notes, which would constitute an event of default under the certificates.

  PERCENTAGE OF LEASE RENTALS NECESSARY TO REPAY THE CERTIFICATES BY THE FINAL MATURITY DATE ASSUMING ACTUAL EXPERIENCE CORRESPONDS TO THE BASE CASE UNTIL THE
                          BEGINNING OF THE YEAR STATED



                                        MARCH 15, 2001
                                           (YEAR 1)          YEAR 3          YEAR 6         YEAR 10
                                        --------------       ------          ------         -------
Class A Certificates (1).........             57.2%           54.2%           47.9%           36.0%
Class B Certificates.............             64.0%           60.7%           53.7%           40.7%
Class C Certificates.............             84.2%           82.9%           79.8%           70.4%
Class D Certificates.............             87.1%           86.6%           85.2%           81.2%


(1) Including all Refinancing Certificates

     EFFECT OF A PERMANENT CHANGE IN LEASE RENTALS

     We have prepared the tables below based on the assumptions we described above, except that we have varied the revenue received by Airplanes Group from lease rentals by the indicated percentages, beginning in years 3 and 6 after March 15, 2001. If Airplanes Group received actual lease rentals as indicated below and all of the other assumptions prove to be correct, then the expected maturities and weighted average lives of the certificates would be as set forth below.

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN LEASE RENTALS, BEGINNING ON MARCH 15, 2003

                                                             PERMANENT CHANGE IN LEASE RENTALS
                                     -----------------------------------------------------------------------------------
                                      BASE CASE + 10%   BASE CASE + 5%     BASE CASE      BASE CASE -5%   BASE CASE -10%
                                     ----------------  ---------------  --------------   --------------   --------------
                                        EXP      AVG     EXP     AVG      EXP     AVG      EXP    AVG      EXP     AVG
                                      ------    -----   -----   ------  ------   -----   ------- ------   ------- ------
Subclass A-6 Certificates........       2.7      1.3     2.8      1.3     2.8     1.3      2.9     1.3      3.1     1.4
Subclass A-8 Certificates........       2.0      2.0     2.0      2.0     2.0     2.0      2.0     2.0      2.0     2.0
Subclass A-9 Certificates........       7.7      5.0     7.7      5.0     7.7     5.1      8.3     5.5      8.3     5.8
Class B Certificates.............      10.8      6.6    13.1      7.0    15.9     7.1     17.1     7.1     17.1     7.1
Class C Certificates.............      10.0      6.2    10.0      7.1    12.8    10.0     16.5    14.8         (1)
Class D Certificates.............      11.0      8.9    12.8     11.6    15.9    14.8         (2)              (3)

(1) Not all principal repaid prior to the Final Maturity Date (Yield = 4.23%)
(2) Not all principal repaid prior to the Final Maturity Date (Yield = 9.49%)
(3) Not all principal repaid prior to the Final Maturity Date (Yield = 8.44%)


         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN LEASE RENTALS, BEGINNING ON MARCH 15, 2006

                                                                 PERMANENT CHANGE IN LEASE RENTALS
                                     -----------------------------------------------------------------------------------
                                     BASE CASE + 10%   BASE CASE + 5%     BASE CASE       BASE CASE -5%   BASE CASE -10%
                                     ----------------  ---------------  --------------   --------------   --------------
                                        EXP      AVG     EXP     AVG      EXP     AVG      EXP     AVG      EXP     AVG
                                      ------    -----   -----   ------  ------   -----   ------- ------   ------- ------
Subclass A-6 Certificates.........      2.8      1.3     2.8      1.3     2.8      1.3     2.8     1.3      2.8     1.3
Subclass A-8 Certificates.........      2.0      2.0     2.0      2.0     2.0      2.0     2.0     2.0      2.0     2.0
Subclass A-9 Certificates.........      7.7      5.1     7.7      5.1     7.7      5.1     7.7     5.1      8.1     5.2
Class B Certificates..............     12.6      6.9    14.3      7.0    15.9      7.1    17.1     7.1     17.1     7.1
Class C Certificates..............     10.0      7.7    10.9      8.6    12.8     10.0    15.4    12.8         (1)
Class D Certificates..............     12.5     11.3    14.3     12.8    15.9     14.8        (2)              (3)


(1) Not all principal repaid prior to the Final Maturity Date (Yield = 7.88%)
(2) Not all principal repaid prior to the Final Maturity Date (Yield = 10.61%)
(3) Not all principal repaid prior to the Final Maturity Date (Yield = 8.67%)

     EFFECT OF PERMANENT CHANGE IN PORTFOLIO VALUE

     If the value of our portfolio, as adjusted for our appraisals, becomes significantly less than the value of our portfolio based on the assumptions we described above, the Principal Adjustment Amount payable to holders of the class A certificates may be increased. Payment of this increased amount may shorten the weighted average lives of the class A certificates and lengthen the weighted average lives of the classes of certificates that rank behind the class A certificates in priority of payment. The following tables show the expected maturity and weighted average life of the certificates if the adjusted portfolio value permanently changed to a given percentage of the assumed portfolio value, beginning in years 1 and 5 after March 15, 2001.


      EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING ON MARCH 15, 2001

                                                            ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF
                                                        ASSUMED PORTFOLIO VALUE BEGINNING ON MARCH 15, 2001
                                        -----------------------------------------------------------------------------
                                              110%            105%          100%*           95%             90%
                                        --------------   ------------   ------------    ------------    ------------
                                         EXP      AVG     EXP    AVG     EXP     AVG     EXP    AVG      EXP    AVG
                                        -----    -----   -----  -----   -----  -----    -----  -----    -----  -----
Subclass A-6 Certificates.........       3.5      2.1      3.2    1.8     2.8    1.3     2.8    1.3       2.8     1.3
Subclass A-8 Certificates.........       2.0      2.0      2.0    2.0     2.0    2.0     2.0    2.0       2.0     2.0
Subclass A-9 Certificates.........       8.1      5.7      7.9    5.4     7.7    5.1     7.3    5.1       7.3     5.1
Class B Certificates..............      15.6      6.9     15.7    7.0    15.9    7.1    15.9    7.1      15.9     7.1
Class C Certificates..............      12.7      8.2     12.6    8.8    12.8   10.0    13.0   10.5      13.2    10.8
Class D Certificates..............      15.6     13.4     15.7   14.0    15.9   14.8    15.9   14.8      15.9    14.9

*Base Case

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING ON MARCH 15, 2005



                                                            ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF
                                                        ASSUMED PORTFOLIO VALUE BEGINNING ON MARCH 15, 2005
                                        -----------------------------------------------------------------------------
                                              110%            105%          100%*           95%             90%
                                        --------------   ------------   ------------    ------------    ------------
                                         EXP      AVG     EXP    AVG     EXP     AVG     EXP    AVG      EXP    AVG
                                        -----    -----   -----  -----   -----  -----    -----  -----    -----  -----
Subclass A-6 Certificates.........       2.8      1.3      2.8    1.3     2.8    1.3     2.8    1.3       2.8     1.3
Subclass A-8 Certificates.........       2.0      2.0      2.0    2.0     2.0    2.0     2.0    2.0       2.0     2.0
Subclass A-9 Certificates.........       8.1      5.5      7.9    5.3     7.7    5.1     7.3    5.1       7.3     5.1
Class B Certificates..............      15.7      7.1     15.8    7.1    15.9    7.1    15.9    7.1      15.9     7.1
Class C Certificates..............      12.3      8.4     12.6    9.2    12.8   10.0    13.0   10.5      13.2    10.8
Class D Certificates..............      15.7     14.5     15.8   14.7    15.9   14.8    15.9   14.8      15.9    14.9

*Base Case

EFFECT OF CYCLICAL VARIATIONS IN LEASE RENTALS AND PORTFOLIO VALUE

     Historically, the aviation industry has experienced cyclical swings in the supply and demand for aircraft. Operating lease companies, such as Airplanes Group and its subsidiaries, would be negatively affected by a decline in the demand for aircraft. Such a decline or "recession" (as used in this discussion) is assumed to result in a decline in aircraft values and an increase in defaults and downtime, as well as a decline in operating lease rates. These effects would result in a decline in lease rentals.

         The following tables have been prepared on the basis of a number of assumptions to show the effect on expected maturities and weighted average lives of class B, C and D certificates if recessions having given durations were to occur at certain given times in the future. Actual experience will likely differ from that which is assumed and, therefore, expected maturities and weighted average lives of the certificates actually experienced will likely differ from those shown in the tables below. In preparing the following tables it has been assumed that a recession would have the following effect on Airplanes Group's operations: First, aircraft values would fall on the first day of the recession to a given percentage of the expected portfolio value which, in turn, may trigger principal adjustment amounts being paid on the class A certificates, if amounts are available to do so. Second, after a period of two years following the first day of the recession, lease revenues fall by a given percentage as aircraft are re-leased or lessees default which would result in less cash flow being available to make payments of interest and principal on the certificates. Third, the recession lasts a given period of time followed by the adjusted portfolio value returning to the then expected portfolio value on the first day after the recession and, two years following the end of the recession, lease rentals returning to the Base Case. However, Airplanes Group can give no assurance that periods of weak traffic growth and lower demand for aircraft will be followed by periods of strong growth and high demand for aircraft nor can it be assured that following a recession aircraft values and lease rentals will return to Base Case levels.

            EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS B
              CERTIFICATES ASSUMING A RECESSION LASTING THREE YEARS


Decline in Lease Rentals                                          BASE CASE +5%    BASE CASE     BASE CASE -5%   BASE CASE -10%
Adjusted Portfolio Value as a Percentage of
Assumed Portfolio Value                                                110%           100%             90%             80%
                                                                  -------------   -------------   --------------  --------------
                                                                   EXP     AVG     EXP     AVG     EXP     AVG     EXP     AVG
                                                                   ---     ---     ---     ---     ---     ---     ---     ---
Recession begins at start of Year      1 (March 15, 2001)          14.7    6.9     15.9    7.1     16.8    7.1     17.1    7.1
                                       3                           14.8    7.1     15.9    7.1     16.6    7.1     17.1    7.1
                                       5                           15.2    7.1     15.9    7.1     16.4    7.1     17.1    7.1
                                      10                           15.5    7.1     15.9    7.1     16.1    7.1     16.4    7.1


            EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS B
              CERTIFICATES ASSUMING A RECESSION LASTING FIVE YEARS

Decline in Lease Rentals                                          BASE CASE +5%    BASE CASE     BASE CASE -5%   BASE CASE -10%
Adjusted Portfolio Value as a Percentage of
Assumed Portfolio Value                                                110%           100%             90%             80%
                                                                 ---------------  -------------  ---------------  --------------
                                                                   EXP     AVG     EXP     AVG     EXP     AVG     EXP     AVG
                                                                   ---     ---     ---     ---     ---     ---     ---     ---
Recession begins at start of Year       1 (March 15, 2001)         14.1    6.8     15.9    7.1     17.1    7.1     17.1    7.1
                                        3                          14.3    7.0     15.9    7.1     17.1    7.1     17.1    7.1
                                        5                          14.8    7.1     15.9    7.1     16.8    7.1     17.1    7.1
                                       10                          15.4    7.1     15.9    7.1     16.2    7.1     16.8    7.1


            EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS C
              CERTIFICATES ASSUMING A RECESSION LASTING THREE YEARS

Decline in Lease Rentals                                          BASE CASE +5%    BASE CASE     BASE CASE -5%   BASE CASE -10%
Adjusted Portfolio Value as a Percentage of
Assumed Portfolio Value                                                110%           100%             90%             80%
                                                                 ---------------   ------------  ---------------  --------------
                                                                   EXP     AVG     EXP     AVG     EXP     AVG     EXP     AVG
                                                                   ---     ---     ---     ---     ---     ---     ---     ---
Recession begins at start of Year       1 (March 15, 2001)         11.3    7.4     12.8    10.0    14.6    12.0    15.6    13.7
                                        3                          11.3    7.5     12.8    10.0    14.3    11.7    15.3    13.1
                                        5                          11.6    8.0     12.8    10.0    14.2    11.3    15.0    12.6
                                       10                          12.4    9.7     12.8    10.0    13.3    10.3    14.2    10.7



            EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS C
              CERTIFICATES ASSUMING A RECESSION LASTING FIVE YEARS

Decline in Lease Rentals                                          BASE CASE +5%    BASE CASE     BASE CASE -5%   BASE CASE -10%
Adjusted Portfolio Value as a Percentage of Assumed Portfolio
Value                                                                  110%           100%             90%             80%
                                                                 ---------------  -------------   --------------  --------------
                                                                   EXP     AVG     EXP     AVG     EXP     AVG     EXP     AVG
                                                                   ---     ---     ---     ---     ---     ---     ---     ---
Recession begins at start of Year       1 (March 15, 2001)         10.7    6.3     12.8    10.0    15.1    12.9    16.7    15.3
                                        3                          10.8    6.8     12.8    10.0    14.9    12.4    16.0    14.5
                                        5                          11.1    7.6     12.8    10.0    14.6    12.0    15.8    13.9
                                       10                          12.3    9.6     12.8    10.0    13.6    10.4    14.3    10.8

           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS D
             CERTIFICATES ASSUMING A RECESSION LASTING THREE YEARS



Decline in Lease Rentals                                          BASE CASE +5%     BASE CASE     BASE CASE -5%     BASE CASE -10%
Adjusted Portfolio Value as a Percentage of
Assumed Portfolio Value                                               110%            100%           90%                 80%
                                                                 ---------------  ------------  ---------------  ------------------
                                                                   EXP    AVG     EXP     AVG     EXP     AVG      EXP        AVG
                                                                   ---    ---     ---     ---     ---     ---      ---        ---
Recession begins at start of Year      1 (March 15, 2001)          14.7   12.3    15.9    14.8    16.8    15.8         (1)
                                       3                           14.8   12.8    15.9    14.8    16.6    15.7         (2)
                                       5                           15.2   13.8    15.9    14.8    16.4    15.5     17.3       16.3
                                      10                           15.5   14.4    15.9    14.8    16.1    15.2     16.4       15.5


(1)  Not all principal repaid prior to the Final Maturity Date (Yield = 10.53%)
(2)  Not all principal repaid prior to the Final Maturity Date (Yield = 10.85%)



           EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CLASS D
              CERTIFICATES ASSUMING A RECESSION LASTING FIVE YEARS


Decline in Lease Rentals                                        BASE CASE +5%    BASE CASE     BASE CASE -5%       BASE CASE -10%
Adjusted Portfolio Value as a Percentage
of Assumed Portfolio Value                                          110%           100%              90%               80%
                                                                --------------  -----------   ----------------     --------------
                                                                 EXP    AVG     EXP     AVG     EXP        AVG      EXP      AVG
                                                                 ---    ---     ---     ---     ---        ---      ---      ---
Recession begins at start of Year      1 (March 15, 2001)        14.0  11.5     15.9    14.8        (1)                 (2)
                                       3                         14.3  12.3     15.9    14.8    17.3       16.2         (3)
                                       5                         14.8  13.3     15.9    14.8    16.8       15.9         (4)
                                      10                         15.4  14.3     15.9    14.8    16.2       15.3     16.8       15.8

(1)  Not all principal repaid prior to the Final Maturity Date (Yield = 11.00%)
(2)  Not all principal repaid prior to the Final Maturity Date (Yield = 9.35%)
(3)  Not all principal repaid prior to the Final Maturity Date (Yield = 9.96%)
(4)  Not all principal repaid prior to the Final Maturity Date (Yield = 10.40%)

EFFECT OF CHANGES IN LEASE RENTALS ON YIELDS OF CLASS C AND D CERTIFICATES

         We have prepared the tables below based on the assumptions we described above, except that we have varied the revenue received by Airplanes Group from the assumed lease rentals by the indicated percentages, beginning in certain years, for a period of three years in one case and permanently in the other. If the actual lease rentals received by Airplanes Group were to vary as indicated below, and all of the other assumptions were to occur as assumed, then the yield to maturity for the class C and D certificates would be as set forth below. If significant declines in lease rentals were to occur, there may not be sufficient revenues available to meet interest payments (as well as principal payments) on the certificates. In such cases, interest on the certificates would be deferred.

      YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST
                    IS DEFERRED ON THE CLASS C CERTIFICATES,
               GIVEN THE ASSUMPTIONS BUT WITH A THREE YEAR CHANGE
                     IN LEASE RENTALS OF THE MAGNITUDE SHOWN

                                                  CHANGE IN LEASE RENTALS BEGINNING IN YEAR:
                  ----------------------------------------------------------------------------------------------------------
                        3 (MARCH 15, 2003)                          6                                    9
                  -------------------------------     --------------------------------     ---------------------------------
                  YIELD     DATE OF     MONTHS OF      YIELD     DATE OF     MONTHS OF      YIELD     DATE OF      MONTHS OF
                            DEFERRAL    DEFERRALS                DEFERRAL    DEFERRALS                DEFERRAL     DEFERRALS
                  -----     --------    ---------     ------     --------    ---------     ------     --------     ---------
Base Case +5%     8.29%       none          0          8.29%       none          0          8.29%       none           0
Base Case         8.29%       none          0          8.29%       none          0          8.29%       none           0
Base Case  -5%    8.29%       none          0          8.29%       none          0          8.29%       none           0
Base Case -10%    8.29%       none          0          8.29%       none          0          8.29%       none           0


      YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST
                    IS DEFERRED ON THE CLASS D CERTIFICATES,
               GIVEN THE ASSUMPTIONS BUT WITH A THREE YEAR CHANGE
                    IN LEASE RENTALS OF THE MAGNITUDE SHOWN

                                                  CHANGE IN LEASE RENTALS BEGINNING IN YEAR:
                  ----------------------------------------------------------------------------------------------------------
                        3 (MARCH 15, 2003)                          6                                    9
                  -------------------------------      -------------------------------     ---------------------------------
                  YIELD     DATE OF     MONTHS OF      YIELD     DATE OF     MONTHS OF      YIELD     DATE OF      MONTHS OF
                            DEFERRAL    DEFERRALS                DEFERRAL    DEFERRALS                DEFERRAL     DEFERRALS
                  ------    --------    ---------     ------     --------    ---------     ------     --------     ---------
Base Case +5%    11.12%       none          0         11.12%       none          0         11.12%       none           0
Base Case        11.12%       none          0         11.12%       none          0         11.12%       none           0
Base Case  -5%   11.12%       none          0         11.12%       none          0         11.12%       none           0
Base Case -10%   10.53%       none          0         11.03%       none          0         11.12%       none           0


      YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST
               IS DEFERRED ON THE CLASS C CERTIFICATES, GIVEN THE
                     ASSUMPTIONS BUT WITH A PERMANENT CHANGE
                    IN LEASE RENTALS OF THE MAGNITUDE SHOWN

                                                  CHANGE IN LEASE RENTALS BEGINNING IN YEAR:
                  ----------------------------------------------------------------------------------------------------------
                        3 (MARCH 15, 2003)                          6                                    9
                  --------------------------------    --------------------------------     ---------------------------------
                  YIELD     DATE OF     MONTHS OF      YIELD     DATE OF     MONTHS OF      YIELD     DATE OF      MONTHS OF
                            DEFERRAL    DEFERRALS                DEFERRAL    DEFERRALS                DEFERRAL     DEFERRALS
                  ------    --------    ---------     ------     --------    ---------     ------     --------     ---------
Base Case +5%     8.29%       none          0          8.29%       none          0          8.29%       none           0
Base Case         8.29%       none          0          8.29%       none          0          8.29%       none           0
Base Case  -5%    8.29%       none          0          8.29%       none          0          8.29%       none           0
Base Case -10%    4.23%      Jun-07         22         7.88%       none          0          8.29%       none           0


      YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST
               IS DEFERRED ON THE CLASS D CERTIFICATES, GIVEN THE
                     ASSUMPTIONS BUT WITH A PERMANENT CHANGE
                    IN LEASE RENTALS OF THE MAGNITUDE SHOWN

                                                  CHANGE IN LEASE RENTALS BEGINNING IN YEAR:
                  ----------------------------------------------------------------------------------------------------------
                        3 (MARCH 15, 2003)                          6                                    9
                  -------------------------------     --------------------------------     ---------------------------------
                  YIELD     DATE OF     MONTHS OF      YIELD     DATE OF     MONTHS OF      YIELD     DATE OF      MONTHS OF
                            DEFERRAL    DEFERRALS                DEFERRAL    DEFERRALS                DEFERRAL     DEFERRALS
                  ------    --------    ---------     ------     --------    ---------     ------     --------     ---------
Base Case +5%    11.12%       none          0         11.12%       none          0         11.12%       none           0
Base Case        11.12%       none          0         11.12%       none          0         11.12%       none           0
Base Case  -5%    9.49%       none          0         10.61%       none          0         11.12%       none           0
Base Case -10%    8.44%      May-07        143         8.67%       none          0         10.22%       none           0